RBC FUNDS TRUST

RBC BlueBay Diversified Credit Fund

Supplement dated August 25, 2017 to the Prospectus for the RBC BlueBay Funds dated January 27, 2017 (as may be supplemented from time to time)

This Supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus and SAI.

Effective on August 25, 2017 (the “Effective Date”), the minimum initial investment for Class I shares of the RBC BlueBay Diversified Credit Fund is lowered from $1,000,000 to $100,000.

The table under the heading titled “Purchase and Sale of Fund Shares” on page 54 of the Prospectus is deleted in its entirety and replaced with the following:

Minimum Initial Investment:
Class A	$2,500 ($250 IRA)
Class C	$1,000 ($250 IRA)
Class I	$1,000,000 ($100,000 for the RBC BlueBay Diversified Credit Fund and $0 through Qualified Retirement Benefit Plans)
Class R6	$1,000,000 for Institutional Investors[1] $0 for Eligible Investors[1]
Minimum Subsequent Investment:
Class A	None
Class C	None
Class I	None
Class R6	None
1	For more information about Institutional Investors and Eligible Investors, see “Additional Information about Purchasing and Selling Shares” on page 88 of this Prospectus.

The table under the heading titled “Investment Minimums” on page 82 of the Prospectus is deleted in its entirety and replaced with the following:

Minimum Initial Investment

Class A Shares	Amount
Regular Account	$2,500
IRA	$250

Class C Shares
Regular Account	$1,000
IRA	$250

Class I Shares
Regular Account (except RBC BlueBay Diversified Credit Fund)	$1,000,000
Regular Account (RBC BlueBay Diversified Credit Fund)	$100,000
Through Qualified Retirement Benefit Plans	$0

Class R6 Shares
Institutional Investors	$1,000,000
Eligible Investors	$0

The seventh paragraph under the heading titled “Additional Information About Purchasing and Selling Shares” on page 88 of the Prospectus is replaced with the following paragraph:

Class I Eligibility. Each Fund (except the RBC BlueBay Diversified Credit Fund) offers Class I shares to institutions or individuals with a $1,000,000 minimum requirement for initial investment. The RBC BlueBay Diversified Credit Fund offers Class I shares to institutions or individuals with a $100,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Neither the minimum requirement for initial investment for the Funds nor the requirements for the minimum account size described in the next paragraph will apply to investments by employees of the Advisor and Sub-Advisor (or their affiliates), officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings). There is no minimum requirement for subsequent investment for all shares of the Funds.

The ninth paragraph under the heading titled “Additional Information About Purchasing and Selling Shares” on page 89 of the Prospectus is replaced with the following paragraph:

Minimum Account Size for Class I, Class A and Class C Shares. You must maintain a minimum account value equal to the current minimum initial investment, which is $1,000,000 for Class I shareholder accounts in the RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Emerging Market Corporate Bond Fund, RBC BlueBay Global High Yield Bond Fund, RBC BlueBay Global Convertible Bond Fund, RBC BlueBay Absolute Return Fund and RBC BlueBay Emerging Market Unconstrained Fixed Income Fund, $100,000 for Class I shareholder accounts in the RBC BlueBay Diversified Credit Fund, $2,500 for Class A shareholder accounts, and $1,000 for Class C shareholder accounts. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, a Fund may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Fund contacts you, the Fund may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No redemption fees will be imposed on shares redeemed as a result of involuntary account closing.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE